Exhibit 10(m)

STATE INCOME TAX SHARING AGREEMENT

Effective as of December 10, 2013 this State Income Tax Sharing Agreement (“Agreement”) replaces all prior State Income Tax Sharing Agreements between or among Ameriprise Financial, Inc., (“Ameriprise”) and its subsidiaries listed on the attached Schedule A. Collectively, Ameriprise and its subsidiaries listed on Schedule A are the “Parties” to this Agreement.

Some of the Parties file combined, consolidated, or unitary state income tax returns, and those Parties are “members” of the combined, consolidated, or unitary filing “Group”. The Parties must allocate or apportion the state income tax liability of the Group among the Group members, and must settle any inter-company balances of amounts due and from under this Agreement.

NOW THEREFORE, the Parties agree as follows:

1.     Agent of the Group. The company responsible for filing a combined, consolidated, or unitary Group shall act as the sole agent of the Group, for each member of the Group and any successor of the Group with respect to all matters relating to the tax liability for the Group, to the extent allowed under state law.

2.     Allocation of Tax Liability to Members.

A.    General Rule for Allocation of Tax Among Members. A member’s portion of the tax liability of the Group shall be an amount equal to the tax liability of the Group, multiplied by a fraction, the numerator of which is the separate return tax liability of the member, and the denominator of which is the sum of the separate return tax liabilities of all members.

i.    “Separate Return.” For this purpose, a separate return is defined as a return completed by a member under the applicable state law as if it were and had been filing as a separate individual taxpayer. However, if the Group files a unitary return in a state, each member of the Group shall use the Group apportionment factor to determine its separate return liability instead of using the member’s apportionment factor.

ii.    “Group Apportionment Factor.” For this purpose, the Group apportionment factor is defined as the Group taxable income apportioned to the state under applicable state law, divided by the unapportioned Group taxable income as determined under applicable state law.

iii.    “Tax Liability.” For this purpose, the tax liability of the Group, or any member of the Group may be negative, but only to the extent that the sum of the separate return tax liabilities of all members having negative separate return tax liabilities does not exceed the sum of the separate return tax liabilities of all members having positive separate return tax liabilities.

B.     Use of Tax Benefits.

i.    “Tax Benefits” Defined. For purposes of this Agreement, the term “tax benefits” means tax credits, tax credit carryforwards, tax credit carrybacks, losses, loss carryforwards, and loss carrybacks.

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ii.    Payment from Parent to Member for Use of Member’s Tax Benefits. The Parent shall pay a member for any tax benefits that the member generates, to the extent that the Group uses those benefits to reduce its tax liability. If multiple members generate tax benefits, and the Group uses some or all of those tax benefits to reduce its tax liability, Parent shall allocate payments for tax benefits among the members that generated the tax benefits in a manner that reasonably reflects the absorption of the tax benefits. Once a member of the Group is paid for its tax benefits it cannot use such tax benefits in calculating its separate return tax liability.

iii.    Unused Tax Benefits. If the member’s tax benefits are not used to reduce the Group’s current tax liability, the member shall retain the tax benefits for possible future use.

C.    Examples. For examples demonstrating the allocation of tax among members of the Group, see the attached Exhibit B.

3.     Settlement of Intercompany Tax Obligations. Any obligation of a member of the Group as determined under this Agreement owed to another member of the Group shall be paid by the member owing such amount within thirty (30) days of the payment of any tax due (including estimated taxes or taxes owed in the event of a redetermination of taxes as determined in Paragraph 4) or within thirty (30) days of any tax refund actually received, or unless the Parties otherwise agree in writing to defer payment until such other date but in no event later than the date upon which the final tax return for a state is filed. In the event that the amount of any obligation owed by one member to another member results from a calculation error made by the common parent, such member shall be liable for any underpayment resulting from such error but shall not be liable for any interest on such underpayment (or any penalties imposed by the state) that may apply.

4.     Redetermination of Tax. If the taxes owed by the Group or any member of the Group are re-determined by a state tax authority, by the Group through the filing of an amended return, by a court, or by any other means, the amount of tax owed by each member of the Group shall be recalculated and re-allocated under Paragraph 2, and the difference, if any, between the previously allocated amounts and the re-allocated amount shall be settled in accordance with Paragraph 3. Interest on these subsequent adjustments shall be paid at the same rate that is either paid to the state in the event of additional tax owed or is paid by the state to the Group or member of the Group. For purposes of determining the interest rate, netting of payments and refunds shall be made to the extent allowed under state law.

5.     Amending This Agreement. This Agreement may be amended from time to time by agreement in writing executed by the members of the Group that at such time are affected by the amendment.

6.     Terminating This Agreement. This Agreement shall remain in force unless any one of the three following conditions is met:

A.    All of the parties to this Agreement agree in writing to the termination of this Agreement;

B.    Membership in the Group ceases or terminates for any reason, in which case this Agreement only terminates with respect to the member(s) leaving the Group; or

C.    The Group fails to file a consolidated, combined, or unitary return for a taxable year, in which case this Agreement only terminates with respect to that particular state’s Group.

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Notwithstanding the termination of this Agreement, its provisions will remain in effect for any period of time during the tax year in which termination occurs for which the income of the terminating party must be included in the consolidated return.

7.     Consistency with Law and Regulations. The Parties will interpret the Agreement in a manner consistent with all applicable law and regulations. Notwithstanding anything in this Agreement to the contrary, no party hereto shall be obligated to perform any of its obligations under this Agreement to the extent that such performance would violate any provision of law or regulation applicable to such party as in effect from time to time, including without limitation, New York Insurance Department Circular Letter No. 33 (1979).

8.     Admittance of New Parties to This Agreement.

A.    Admittance by Operation of Law. Any company that is owned by another member or other members of the Group that becomes part of the Group by operation of state law, and that is required to file as a member of the Group, shall automatically become a party to this Agreement.

B.    Admittance by Consent. If the preceding paragraph (8.A.) does not apply, any direct or indirect subsidiary or other entity controlled directly or indirectly by Ameriprise may become a party hereto effective as of the date specified in writing by the adopting subsidiary or other entity, with the consent of Ameriprise (as evidenced in writing by action of the Board of Directors or any officer of Ameriprise). Any subsidiary or other entity adopting this Agreement shall be bound by the provisions of this Agreement in effect at the effective time of adoption, and any subsequent amendment thereto.

C.    Coordination with the Federal Income Tax Sharing Agreement. The Federal Income Tax Sharing Agreement between the Parties is described in a separate document. Any member admitted to the Federal Income Tax Sharing Agreement is also simultaneously and automatically admitted to this Agreement.

9.     Assignment of This Agreement. This Agreement shall not be assignable by any party, without the prior written consent of the other parties affected by such assignment.

10.     Tax Returns and Supporting Documents. Notwithstanding its termination, all material relating to a state income tax return filed in accordance with this Agreement including, but not limited to, returns, supporting schedules, workpapers, correspondence and other documents shall be made available to any party to this Agreement during regular business hours.

11.     Arbitration of Controversies. Any controversy arising under this Agreement shall be settled by arbitration in Minneapolis, Minnesota. All controversies shall be settled in accordance with the American Arbitration Association rules then in effect, and any award rendered thereon shall be enforceable in any court of competent jurisdiction.

12.    Scope of This Agreement.

A.    This Agreement sets forth the entire understanding of the parties and supersedes any prior agreement on the subject matter hereof.

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B.    Federal Income Tax Sharing Agreement. The Parties have also adopted a Federal Income Tax Sharing Agreement, which is described in a separate document, and is not incorporated into this Agreement except as otherwise provided in this Agreement.

C.     Supplemental Tax Sharing Agreements. One or more parties to this Agreement have entered into, or may enter into supplemental tax sharing agreements with Ameriprise, under which deferred tax is taken into account in determining payments due between Ameriprise and a party to a supplemental tax sharing agreement. Such agreements have no effect on parties not participating in such supplemental tax sharing agreements, and have no effect on the allocation of state income tax pursuant to this Agreement.

D.    Limited Liability Companies. Ameriprise and its subsidiaries own 100% of the membership interests in several limited liability companies (“wholly-owned LLCs”). Those wholly-owned LLCs that are disregarded for Federal income tax purposes under Treasury Regulation §301.7701-3 are generally disregarded for state income tax purposes, and those wholly-owned LLCs are not Parties to this Agreement, unless specifically listed in Schedule A or otherwise admitted to this Agreement as provided in paragraph 8. Those wholly-owned LLCs that have elected taxation as a corporation for Federal income tax purposes under Treasury Regulation §301.7701-3 are also subject to state taxation, and those wholly-owned LLCs are Parties to this Agreement.

E.    Partnerships. Ameriprise and its subsidiaries own controlling interests in several entities which are treated as partnerships for Federal income tax purposes. Those partnerships are not taxed as separate legal entities, and therefore, are not Parties to this Agreement, unless specifically listed in Schedule A or otherwise admitted to this Agreement as provided in paragraph 8.

13.     IN WITNESS WHEREOF, the Parties hereto execute this Agreement as of the day and year first above written.

Advisory Capital Strategies Group Inc.,

BY:	/s/ Michael Gilmore

American Enterprise Investment Services, Inc.,

BY:	/s/ Michael Gilmore

Ameriprise Advisor Capital, LLC,

BY:	/s/ Michael Gilmore

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Ameriprise Auto & Home Insurance Agency, Inc.,

BY:	/s/ Michael Gilmore

Ameriprise Captive Insurance Company,

BY:	/s/ Michael Gilmore

Ameriprise Certificate Company,

BY:	/s/ Michael Gilmore

Ameriprise Financial, Inc.,

BY:	/s/ Michael Gilmore

Ameriprise Financial Services, Inc.,

BY:	/s/ Michael Gilmore

Ameriprise Holdings, Inc.,

BY:	/s/ Michael Gilmore

Ameriprise Insurance Company,

BY:	/s/ Michael Gilmore

Ameriprise National Trust Bank,

BY:	/s/ Michael Gilmore

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Ameriprise Trust Company,

BY:	/s/ Michael Gilmore

AMPF Holding Corporation,

BY:	/s/ Michael Gilmore

AMPF Property Corporation,

BY:	/s/ Michael Gilmore

AMPF Realty Corporation,

BY:	/s/ Michael Gilmore

Columbia Management Investment Distributors, Inc,

BY:	/s/ Michael Gilmore

Columbia Management Investment Services Corp.,

BY:	/s/ Michael Gilmore

IDS Property Casualty Insurance Company,

BY:	/s/ Michael Gilmore

Investors Syndicate Development Corporation,

BY:	/s/ Michael Gilmore

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J. & W. Seligman & Co., Inc.,

BY:	/s/ Michael Gilmore

RiverSource Distributors, Inc.,

BY:	/s/ Michael Gilmore

RiverSource Life Insurance Company,

BY:	/s/ Michael Gilmore

RiverSource Life Insurance Company of New York,

BY:	/s/ Michael Gilmore

RiverSource Tax Advantaged Investments, Inc.,

BY:	/s/ Michael Gilmore

WAM Acquisition GP, Inc.

BY:	/s/ Michael Gilmore

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Schedule A:
Ameriprise Financial, Inc. subsidiaries joining in the State Income Tax Sharing Agreement

The following companies are subsidiaries of Ameriprise Financial, Inc., joining in the State Income Tax Sharing Agreement:

Advisory Capital Strategies Group Inc.,
American Enterprise Investment Services, Inc.,
Ameriprise Advisor Capital, LLC,
Ameriprise Auto & Home Insurance Agency, Inc.,
Ameriprise Captive Insurance Company,
Ameriprise Certificate Company,
Ameriprise Financial Services, Inc.,
Ameriprise Holdings, Inc.,
Ameriprise Insurance Company,
Ameriprise National Trust Bank
Ameriprise Trust Company,
AMPF Holding Corporation,
AMPF Property Corporation,
AMPF Realty Corporation,
Columbia Management Investment Distributors, Inc,
Columbia Management Investment Services Corp.,
IDS Property Casualty Insurance Company,
Investors Syndicate Development Corp.,
J. & W. Seligman & Co., Inc.,
RiverSource Distributors, Inc.,
RiverSource Life Insurance Company,
RiverSource Life Insurance Co. of New York,
RiverSource Tax Advantaged Investments, Inc.,
WAM Acquisition GP, Inc.

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Exhibit B:

Examples of Tax Allocation under Paragraph 2

The following examples demonstrate the allocation of tax under Paragraph 2. Assume that A and B are both subsidiaries of Parent (collectively, the “Group”), which files a unitary / combined state income tax return. The state uses a single-factor apportionment formula based solely on sales, and the group apportionment factor is the sum of all sales allocated to the state divided by total (unapportioned) sales. As described in Paragraph 2, the group apportionment factor is used to determine A and B’s separate return tax liabilities because the Group is filing a unitary / combined return. The state income tax rate is always 5%.

	1 – Group Income
	A	B	Group
State Income/(Loss)	500	500	1,000
State Taxable Income/(Loss)	500	500	1,000

Sales	1,000	1,500	2,500
Sales Allocated to State	150	-	150
Group Apportionment	6%	6%	6%
State Apportioned Income/(Loss)	30	30	60

State Tax Rate	5%	5%	5%
State Tentative Tax	1.50	1.50	3.00
(State Tax Credits)	-	-	-
State Tax - Separate Return	1.50	1.50
State Tax – Group			3.00
State Tax - Allocated	1.50	1.50

Example 1 – Group Income. A and B each have $500 of income, and the Group has $1,000 of income. The group apportionment rate is 6% ($150 of sales allocated to the state / $2,500 total sales). If A and B had filed separate tax returns, each would have had $30 of income apportioned to the state, and $1.50 of tax. The Group has $60 of income apportioned to the state, taxed at 5%, resulting in a $3.00 Group tax liability. Under Paragraph 2, $1.50 of the Group tax liability is allocated to A, and $1.50 to B ($1.50 = $3.00 * $1.50 / [$1.50 + $1.50]).

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	2 - Apportionment Change
	A	B	Group
State Income/(Loss)	500	500	1,000
(State NOL CB/CF)	-	-	-
State Taxable Income/(Loss)	500	500	1,000

Sales	1,000	1,500	2,500
Sales Allocated to State	50	300	350
Group Apportionment	14%	14%	14%
State Apportioned Income/(Loss)	70	70	140

State Tax Rate	5%	5%	5%
State Tentative Tax	3.50	3.50	7.00
(State Tax Credits)	-	-	-
State Tax - Separate Return	3.50	3.50
State Tax - Group			7.00
State Tax - Allocated	3.50	3.50
Net Payment to Parent

Example 2 – Apportionment Change. A and B each have $500 of income, and the Group has $1,000 of income. The group apportionment rate is 14% ($350 of sales allocated to the state / $2,500 total sales). If A and B had filed separate tax returns, each would have had $70 of income apportioned to the state, and $3.50 of tax. The Group has $140 of income apportioned to the state, taxed at 5%, resulting in a $7.00 Group tax liability. Under Paragraph 2, $3.50 of the Group tax liability is allocated to A, and $3.50 to B ($3.50 = $7.00 * $3.50 / [$3.50 + $3.50]).

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	3 - NOL
	A	B	Group
State Income/(Loss)	500	500	1,000
(State NOL CB/CF)	(500)	-	(500)
State Taxable Income/(Loss)	-	500	500

Sales	1,000	1,500	2,500
Sales Allocated to State	250	-	250
Group Apportionment	10%	10%	10%
State Apportioned Income/(Loss)	-	50	50

State Tax Rate	5%	5%	5%
State Tentative Tax	-	2.50	2.50
(State Tax Credits)	-	-	-
State Tax - Separate Return	-	2.50
State Tax - Group			2.50
State Tax - Allocated	-	2.50

Example 3 – NOL. A has $500 of income and a $500 NOL carryforward. B has $500 of income, and the Group has $500 of state taxable income. The group apportionment rate is 10% ($250 of sales allocated to the state / $2,500 total sales). If A and B had filed separate tax returns, A would have had no apportioned income and no tax liability, while B would have had $50 of apportioned income and a $2.50 tax liability. In reality, B would not have filed a separate income tax return in this state because it has no apportionment in this state (no sales), however, under Paragraph 2, B must use the Group’s apportionment factor to determine its separate return tax liability because this state requires B to file as part of a unitary / combined return. The Group has $50 of income apportioned to the state, taxed at 5%, resulting in a $2.50 Group tax liability. Under Paragraph 2, all $2.50 of the Group tax liability is allocated to B ($2.50 * $2.50 / [$2.50 + $0]).

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	4 - Group Loss
	A	B	Group
State Income/(Loss)	(2,500)	500	(2,000)
State Taxable Income/(Loss)	(2,500)	500	(2,000)

Sales	1,000	1,500	2,500
Sales Allocated to State	250	-	250
Group Apportionment	10%	10%	10%
State Apportioned Income/(Loss)	(250)	50	(200)

State Tax Rate	5%	5%	5%
State Tentative Tax	(12.50)	2.50	(10.00)
(State Tax Credits)	-	-	-
State Tax - Separate Return	(12.50)	2.50
State Tax - Group			(10.00)
State Tax - Allocated	(12.50)	2.50
Adjustment - Neg. Sep. Ret. Liabilities not to Exceed Positive Sep. Ret. Liabilities	10.00	-	10.00
Net Payment to Parent	(2.50)	2.50	-

NOL Carryforward	(2,000)	-	(2,000)

Example 4 – Group Loss. A has a $2,500 loss, B has $500 of income, and the Group has a $2,000 net operating loss. The group apportionment rate is 10% ($250 of sales allocated to the state / $2,500 total sales). If A and B had filed separate tax returns, B would have had $50 of income apportioned to the state and a $2.50 tax liability. A would have had $250 of loss apportioned to the state, and a tax liability of -$12.50. The Group has a $200 apportioned loss and a tax liability of -$10.00. -$12.50 of Group tax is allocated to A (-$10.00 * -$12.50 / [-$12.50 + $2.50]), and $2.50 of Group tax is allocated to B (-$10.00 * $2.50 / [-$12.50 + $2.50]). Under Paragraph 2, A’s tax liability may be negative, but only to the extent that the A’s negative separate return tax liability does not exceed B’s positive separate return tax liability. Therefore, A’s tax allocation of -$12.50 is adjusted by $10.00 to -$2.50 because A’s losses can only offset $2.50 of B’s tax liability. B pays $2.50 of tax to Parent, and Parent pays $2.50 to A to compensate A for the use of its loss. Under state law, the $2,000 of remaining loss is allocated to A as a NOL carryforward because A generated the losses and only $500 of A’s $2,500 loss (or $50 of A’s $250 apportioned loss) was used in the current year.

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	5 - Tax Credit
	A	B	Group
State Income/(Loss)	500	500	1,000
(State NOL CB/CF)	-	-	-
State Taxable Income/(Loss)	500	500	1,000

Sales	1,000	1,500	2,500
Sales Allocated to State	100	150	250
Group Apportionment	10%	10%	10%
State Apportioned Income/(Loss)	50	50	100

State Tax Rate	5%	5%	5%
State Tentative Tax	2.50	2.50	5.00
(State Tax Credits)	-	(3.00)	(3.00)
State Tax - Separate Return	2.50	(0.50)
State Tax - Group			2.00
State Tax - Allocated	2.50	(0.50)

Example 5 – Tax Credit. A and B each have $500 of income, and the Group has $1,000 of income. B generates a $3.00 tax credit. The group apportionment rate is 10% ($250 of sales allocated to the state / $2,500 total sales). If A and B had filed separate state income tax returns, each would have had $50 of income apportioned to the state. A would have had a $2.50 separate return tax liability. B would have had no separate return tax liability because its separate return tax of $2.50 would have been entirely offset by its $3.00 tax credit. B would have had a $.50 tax credit carryforward. The Group has $100 of income apportioned to the state, taxed at 5%, resulting in $5.00 of Group tax, reduced by the $3.00 credit, resulting in a $2.00 Group tax liability. Under Paragraph 2, $2.50 of the Group tax liability is allocated to A ($2.00 * $2.50 / [$2.50 - $.50]), and -$.50 to B ($2.00 * -$.50 / [$2.50 - $.50]). A pays $2.50 of tax to Parent, Parent pays the $2.00 Group tax liability, and Parent pays the other $.50 to B as compensation for the amount of B’s tax credits which B would have carried forward if B had filed a separate return.

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